PAGE 1
KEYSTONE STRATEGIC GROWTH FUND (K-2)
SEEKS CAPITAL GROWTH FROM A BROAD SPECTRUM OF DOMESTIC AND FOREIGN SECURITIES.

Dear Shareholder:

We are pleased to update you on the activities of Keystone Strategic Growth Fund (K-2) for the six-month period ending April 30, 1997. Following this letter, we have included an interview with the Fund's portfolio manager, Maureen Cullinane, discussing portfolio strategy.

PERFORMANCE OF YOUR FUND

Your Fund returned 11.23% for the six-month period and 17.03% for the twelve-month period ending April 30, 1997. Standard & Poor's 500 Index (S&P
500), a highly followed stock index comprised of 500 common stocks, returned 14.72% for the six-month period and 25.13% for the twelve-month period.
  We believe Strategic Growth Fund (K-2) performed satisfactorily during an unusual period when the large capitalization stock indices, such as the S&P 500 and Dow Jones Industrial Average, outperformed the overwhelming majority of domestic growth funds. Your Fund performed better than most of its peers, ranking in the second quartile of Lipper Analytical Services' growth funds category for the six- and twelve-month periods ending April 30, 1997.1

MARKET RECAP

Although the final performance of the U.S. stock market for the six-month period ended strong, it was a turbulent journey. We witnessed the S&P 500 reach new heights and the Dow Jones Industrial Average leap over the 7000 mark, only to see both retreat at the end of the first quarter. Then in April, investor sentiment turned positive once again, and the market staged another rally.
  The volatility in the market was triggered by a stronger than expected U.S. economy in the fourth quarter of 1996 and the first quarter of 1997. This fueled investors' fears that higher inflation and interest rates were looming ahead. As a result, the market corrected in late February and sank further at the end of March when the Federal Reserve Board, in an effort to head off inflation, increased short-term interest rates a quarter of a percentage point. This action raised concerns that a series of interest rate hikes could occur in 1997. Also, the fact that 1995 and 1996 were so strong (the S&P 500's average annual return of 1995-1996 was a lofty 30.1%) made investors leery about the possibility of three consecutive above-average years. From February 18 through April 11, a market correction eliminated much of the gains of January and early February. The S&P 500 fell 5.76% and the Nasdaq Composite Index dropped 9.57%. However, the market rebounded strongly in April and has continued on to new highs.
  Bigger continued to be better during the past six months. Large capitalization companies with high stock market liquidity were favored over medium and small capitalization companies. The gap between large and small companies in the technology sector was the most striking.
  We believe your Fund's performance benefitted from our shift in mid 1996 to emphasize large capitalization companies and de-emphasize small- and mid-cap companies. Between 65% to 70% of the Fund's assets were invested in large-cap companies during the six-month period. The remainder of the portfolio was invested in the stock of mid-cap companies and foreign stocks for diversification and attractive growth opportunities. We continue to believe there is

1SOURCE: LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT MUTUAL FUND RATING SERVICE. KEYSTONE STRATEGIC GROWTH FUND (K-2)'S PERFORMANCE RANKED 229 OUT OF 798 GROWTH FUNDS FOR SIX MONTHS ENDING 4/30/1997, 277 OUT OF 735 FUNDS FOR
ONE YEAR, 141 OUT OF 275 FUNDS FOR FIVE YEARS AND 135 OUT OF 175 FUNDS FOR 10 YEARS. PERFORMANCE IS BASED ON TOTAL RETURN WHICH INCLUDES REINVESTMENT OF DIVIDENDS, AND DOES NOT INCLUDE THE EFFECTS OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                 -- CONTINUED--

PAGE 2
KEYSTONE STRATEGIC GROWTH FUND (K-2)

great value in the Fund's strategy of investing in large, medium and small companies. Although this diversified approach didn't fare as well as the large capitalization indices during the past six months, we believe the Fund, over the long run, offers competitive, strong growth potential.
  Overseas, attractive gains were recorded by the major equity markets, with the exception of Japan, for the six-month period. The emerging markets of Latin America also performed well. Approximately 12.8% of your Fund's net assets were in foreign stocks. The Fund's largest foreign holding, Telebras, a large telephone utilities operation in Brazil, was a contributor to overall performance.

OUR OUTLOOK

We expect the U.S. economy to continue to grow at a moderate clip. Corporate earnings power and improved dividend growth among U.S. corporations should be positive factors as well. We also expect inflation to remain modest. This economic landscape should allow capital markets and your Fund to do well throughout the remainder of 1997. But a degree of price fluctuation could remain as investors continue to worry about the strength of the economy and the direction of interest rates.
  As the market has shown in the past six months, volatility is a characteristic of stock investing. But strong growth potential is also a characteristic. Therefore, investing in a growth fund requires patience. We take a long-term approach to managing your Fund. We encourage you to take a long-term perspective when investing to reach your financial goals.

Sincerely,

/s/ ALBERT H. ELFNER, III
Albert H. Elfner, III
CHAIRMAN
KEYSTONE INVESTMENT MANAGEMENT COMPANY

/s/ GEORGE S. BISSELL
George S. Bissell
CHAIRMAN OF THE BOARD
KEYSTONE FUNDS


June, 1997

                               A DISCUSSION WITH
                               YOUR FUND MANAGER
                       (Photo of Maureen E. Cullinane)

   MAUREEN E. CULLINANE IS SENIOR PORTFOLIO MANAGER OF KEYSTONE STRATEGIC GROWTH FUND (K-2). A CHARTERED FINANCIAL ANALYST, MS. CULLINANE HAS MORE THAN 20 YEARS OF INVESTMENT EXPERIENCE. SHE RECEIVED BA AND MA DEGREES FROM EMMANUEL COLLEGE WITH POST-GRADUATE STUDY AT THE UNIVERSITE DE PARIS. SHE HOLDS AN MBA FROM BOSTON UNIVERSITY. MS. CULLINANE FOCUSES ON
             SELECTING COMPANIES WITH FAVORABLE EARNINGS POTENTIAL.

Q MAUREEN, THERE WAS A HIGH DEGREE OF VOLATILITY IN THE STOCK MARKET DURING THE SIX-MONTH PERIOD ENDING APRIL 30TH. DID THIS VOLATILE ENVIRONMENT HAVE ANY EFFECT ON YOUR INVESTMENT DECISIONS?

A It has been a pretty choppy investment environment. The most recent swing occurred in late March when the Federal Reserve Board raised short-term interest rates 25 basis points. March gave back all the gains of the previous two months, but fortunately April rebounded well.
  For greater stability, we continued the strategy we undertook in mid 1996 of investing in larger capitalization companies. The median market capitalization of the portfolio was a little over $11 billion on April 30, 1997.
  Our strategy called for a continued focus on those companies that have a consistent record of earnings growth. Approximately 60% of the Fund is invested in such companies. The majority of these companies tend to be large capitalization companies. An example is Warner Lambert. This company recently had two new drugs approved by the Food and Drug Administration. This should contribute to an acceleration of Warner's earnings growth from the low single-digit rate to a 15% rate of earnings growth.

Q YOU CONTINUE TO FAVOR FINANCIAL STOCKS, WITH 18.6% OF THE FUND'S ASSETS INVESTED IN THIS SECTOR. COULD YOU NAME A FEW FINANCIALS THAT REMAIN ATTRACTIVE TO YOU?

A We have been overweighted in the finance sector for the past year. The consolidation of the banking industry has created stronger companies with greater earnings potential. The bank stocks have fared well in the market and we believe they remain attractive. However, we prefer the financial institutions such as American Express as investments. American Express offers a brokerage business, credit card business and travel service. Its services, we believe, will continue to grow as the Baby Boomer population invests for retirement, and an aging population has more leisure time on its hands to travel.

Q WHAT OTHER SECTORS DO YOU BELIEVE OFFER SIGNIFICANT GROWTH OPPORTUNITIES AT THIS TIME?

A We continue to believe that a number of energy and oil service companies are positioned for greater growth. Stable oil prices have boosted business for oil service companies. Oil companies have been expanding their capital budgets for exploration, which in the process creates more contracts for oil service companies. Contract rates have risen significantly in the past year and have contributed to an acceleration in earnings growth. This has been one of the Fund's more profitable areas in the past year.
  The health care area is another attractive area for growth prospects. We like the pharmaceutical companies Warner Lambert and Eli Lilly, and health care companies such as Health South.

PAGE 4
KEYSTONE STRATEGIC GROWTH FUND (K-2)

Q YOU HAVE 12.8% OF THE FUND INVESTED OVERSEAS. WHAT REGIONS ARE YOU FAVORING, AND DO YOU EXPECT TO ADD TO THE FUND'S FOREIGN COMPONENT?

A Our largest foreign component is currently Latin American markets: Brazil and Mexico. We favor the large-cap stocks Telebras, the largest telephone utilities company in Brazil, and Panamerican Beverages, a Mexican company is Latin America's largest soft drink bottling company and one of the world's largest Coca-Cola bottlers.
  We are always searching for attractive opportunities around the globe. At this time, we expect to maintain our international holdings at approximately 12% to 15% of the Fund.

Q WHAT WERE SOME OF THE STRATEGIES THAT REALLY WORKED FOR THE FUND?

A Overall, our strong focus on industries and individual stocks (there were 72 stocks in the portfolio as of April 30) helped the Fund during this volatile period.
  Our concentration on large-cap stocks benefitted the Fund during the past six months. In a volatile market, investors are willing to pay extra for the stability in such stocks as General Electric or Coca Cola.
  We believe that the overweighting in the financial sector contributed to performance. Conversely the underweighting in technology helped to reduce the Fund's price fluctuation. With the exception of the global technology leaders, such as Microsoft and Intel, technology stocks did not fare well during the past six months.

Q HAVE THERE BEEN ANY STOCK DISAPPOINTMENTS DURING THE SIX-MONTH PERIOD?

A No, not really. There are always a few individual stocks that do not live up to expectations but the portfolio, in general, has had more than satisfactory performance!

Q WHAT CHANGES ARE YOU MAKING TO THE FUND'S INVESTMENTS?

A As the year progresses, we believe the market will broaden out to include mid-cap and small-cap stocks. These two asset classes were passed over by investors who fled to the safety of large-cap stocks. As a result, there are numerous stocks in the mid-cap area that have attractive earnings and price valuations relative to large-cap stocks. In choosing mid-cap stocks, stocks of companies with market capitalizations generally between $750 million to $3 billion, we follow the same parameters for consistent growth as we do for large-cap stocks. Greenpoint Financial and US Filter are two mid-cap names we consider attractive.

Q WHAT'S YOUR OUTLOOK?

A It's been a "Goldilocks economy"-- not too hot, not too cold, just right. At this time, economic data point to more of the same-- moderate economic growth, tame inflation and moderate interest rates. This almost perfect economic environment should continue to favor the stock market, and the Fund's performance.
  We believe industries have used technology to control inventory levels and to smooth out the old boom-bust business cycles. We now live in a global economy. Corporations can go anywhere in the world now to build the product at the best price and sell it to the global consumer. Demographics are also favoring the financial markets. The Baby Boomers are preparing for retirement by saving and investing in stocks and bonds.
  As always, though, it is important to realize that short-term stock market corrections are inevitable. So it is always important to take a long-term perspective when investing in a growth fund.

TOP 10 HOLDINGS

AS OF APRIL 30, 1997

                                                    PERCENTAGE OF
COMPANY                        INDUSTRY              NET ASSETS
Warner Lambert Co.             Drugs                        3.67%
General Electric Co.           Capital Goods                3.39%
Thermo Electron Corp.          Business Services            3.06%
Exxon Corp.                    Oil                          2.34%
American Express Co.           Finance                      2.27%
Greenpoint Financial           Finance                      2.24%
USA Waste Services Inc.        Business Services            2.23%
Microsoft Software             Software Services            2.19%
EMC Corp.                      Computers                    2.01%
Coca Cola Co.                  Foods                        1.94%

                                       (bullet)

            IF YOU HAVE A QUESTION ABOUT YOUR FUND, PLEASE WRITE TO:
                  EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                        ATTN: SHAREHOLDER COMMUNICATIONS
                      201 SOUTH COLLEGE STREET, SUITE 400
                            CHARLOTTE, NC 28288-1173

PAGE 6
KEYSTONE STRATEGIC GROWTH FUND (K-2)

                            Your Fund's Performance

                        (Graph of Growth of an investment in
                         Keystone Strategic Growth Fund (K-2))

SIX-MONTH PERFORMANCE            AS OF APRIL 30, 1997
Total return*                                         11.23%
Net asset value               10/31/96               $ 8.68
                               4/30/97               $ 8.56
Distributions:
  Net investment income                                None
  Capital gains                                      $ 1.04

* BEFORE DEDUCTION OF CONTINGENT DEFERRED SALES CHARGE (CDSC).

[CAPTION]

HISTORICAL RECORD                   AS OF APRIL 30, 1997
                                          IF YOU     IF YOU DID
CUMULATIVE TOTAL RETURN                  REDEEMED    NOT REDEEM
1-year                                     14.03%       17.03%
5-year                                     91.34%       91.34%
10-year                                   172.68%      172.68%

AVERAGE ANNUAL TOTAL RETURN
1-year                                     14.03%       17.03%
5-year                                     13.86%       13.86%
10-year                                    10.55%       10.55%

The "if you redeemed" returns reflect the deduction of the 3% contingent deferred sales charge for those investors who sold Fund shares after one calendar year. Investors who retained their fund investment earned the returns reported in the second column of the table.
  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
  You may exchange your shares for another Evergreen Keystone fund by calling or writing Evergreen Keystone directly, or through Evergreen Keystone Express Line at 800-346-3858. The Fund reserves the right to change or terminate the exchange offer.

SCHEDULE OF INVESTMENTS-- APRIL 30, 1997 (UNAUDITED)

                                                  MARKET
  SHARES                                          VALUE

COMMON STOCKS (94.8%)
              ADVERTISING & PUBLISHING (2.5%)
    500,000   Pearson PLC                      $  5,769,854
     56,719   Wolters Kluwer N.V. (b)             6,721,972
                                                 12,491,826
              AEROSPACE (0.7%)
     37,500   Boeing Co.                          3,698,438
              AMUSEMENT (0.5%)
     40,000   HFS Inc. (b)                        2,370,000
              APPLIANCES & FURNISHINGS (1.4%)
    100,000   Sony Corp.                          7,279,316
              AUTOMOTIVE (1.1%)
     65,000   Danaher Corp.                       2,933,125
     55,000   Goodyear Tire and Rubber            2,894,375
                                                  5,827,500
              BUSINESS SERVICES (8.3%)
    675,000   Compass Group PLC                   7,395,462
    450,000   Thermo Electron Corp.              15,525,000
    345,000   USA Waste Services Inc. (b)        11,298,750
    255,500   U.S. Filter Corp. (b)               7,760,812
                                                 41,980,024
              CAPITAL GOODS (3.4%)
    155,000   General Electric Co.               17,185,625
              CHEMICALS (2.5%)
     60,000   Du Pont E.I. De Nemours and Co.     6,367,500
    150,000   Monsanto Co.                        6,412,500
                                                 12,780,000
              COMPUTERS (3.6%)
    280,300   EMC Corp. (b)                      10,195,912
     35,600   International Business Machines     5,722,700
     85,000   Komag Inc.                          2,385,313
                                                 18,303,925
              CONSUMER GOODS (1.5%)
     60,000   Procter & Gamble Co.                7,545,000
              DIVERSIFIED (2.3%)
     75,000   Allied Signal Inc.                  5,418,750
    232,300   Desc S.A. de C.V ADR (b)            5,981,725
                                                 11,400,475
                                                  MARKET
  SHARES                                          VALUE
              DRUGS (9.9%)
     78,900   American Home Products Corp.     $  5,227,125
    151,300   Gilead Sciences Inc. (b)            3,338,056
    130,000   Johnson & Johnson                   7,962,500
     79,200   Lilly (Eli) & Co.                   6,959,700
    100,000   Smithkline Beecham PLC              8,062,500
    190,000   Warner Lambert Co.                 18,620,000
                                                 50,169,881
              ELECTRONIC PRODUCTS (5.9%)
    300,000   Analog Devices Inc. (b)             8,025,000
     40,000   Intel Corp.                         6,125,000
    120,000   Motorola Inc.                       6,870,000
    100,000   Texas Instruments Inc.              8,925,000
                                                 29,945,000
              FINANCE (14.7%)
    175,000   American Express Co.               11,528,125
     76,700   BankBoston Corp.                    5,579,925
     48,900   Bankamerica Corp.                   5,715,187
    230,000   Federal Home Loan Mortgage Corp.    7,331,250
    205,000   Greenpoint Financial Corp.         11,351,875
  1,837,000   Grupo Financiero Banamex            3,934,530
    103,600   NationsBank Corp.                   6,254,850
    112,400   Norwest Corp.                       5,605,950
     65,000   Student Loan Marketing
                Association                       7,686,250
    170,000   Travelers Group, Inc.               9,413,750
                                                 74,401,692
              FOODS (8.6%)
    155,000   Coca-Cola Co.                       9,861,875
    200,000   Flowers Industries, Inc.            4,875,000
    130,000   Heinz (H J) Co.                     5,395,000
    260,000   Panamerican Beverages Inc. ADR      7,540,000
    215,000   Pepsico Inc.                        7,498,125
    220,000   Philip Morris Cos., Inc.            8,662,500
                                                 43,832,500
              HEALTHCARE SERVICES (1.6%)
     62,500   Boston Scientific Corp.             3,015,625
    270,000   Healthsouth Corp.                   5,332,500
                                                  8,348,125
              INSURANCE (2.8%)
     70,000   Allmerica Financial Corp.           2,520,000
     70,000   American International Group
                Inc.                              8,995,000
    109,900   Nationwide Financial Services
                Inc.                              2,912,350
                                                 14,427,350

PAGE 8
KEYSTONE STRATEGIC GROWTH FUND (K-2)

SCHEDULE OF INVESTMENTS-- APRIL 30, 1997 (UNAUDITED)

                                                  MARKET
  SHARES                                          VALUE
              MUTUAL FUND SHARES (0.2%)
  1,653,374   Chronicle 2001 Mutual Fund (b)   $  1,062,798
              MACHINERY-- CONSTRUCTION & MINING (2.6%)
    110,000   Case Corp.                          6,091,250
     80,000   Caterpillar Inc.                    7,120,000
                                                 13,211,250
              METALS & MINING (0.6%)
     40,000   Aluminum Co. of America             2,795,000
              NATURAL GAS (2.0%)
     60,000   Anadarko Petroleum Corp.            3,292,500
     85,000   KN Energy Inc.                      3,166,250
    131,500   United Meridian Corp. (b)           3,731,313
                                                 10,190,063
              OIL (8.8%)
     60,000   Amoco Corp.                         5,017,500
    210,000   Exxon Corp.                        11,891,250
     50,000   Mobil Corp.                         6,500,000
    100,000   Pennzoil Co.                        4,925,000
     80,000   Texaco Inc.                         8,440,000
    205,000   Unocal Corp.                        7,815,625
                                                 44,589,375
              OIL SERVICES (4.1%)
     87,600   Diamond Offshore Drilling Inc.      5,639,250
    110,000   ENSCO International Inc. (b)        5,225,000
     65,000   Halliburton Co.                     4,590,625
    133,800   Tidewater, Inc.                     5,368,725
                                                 20,823,600
              RETAIL (1.1%)
    200,000   Wal Mart Stores Inc.                5,650,000
                                                  MARKET
  SHARES                                          VALUE
              SOFTWARE SERVICES (2.2%)
     91,300   Microsoft Corp. (b)              $ 11,098,656
              TELEPHONE-- UTILITIES (1.9%)
     85,000   Telecomunicacoes Brasileiras
                S.A. ("Telebras") ADR             9,753,750
              TOTAL COMMON STOCKS
                (COST-- $398,377,305)           481,161,169
PREFERRED STOCKS (2.0%)
              FINANCE (1.1%)
645,300,000   Banco Bradesco S.A.                 5,339,577
              METALS & MINING (0.9%)
    360,000   Companhia Vale do Rio Doce
                Navegacao S.A.                    4,586,742
              TOTAL PREFERRED STOCKS
                (COST-- $8,793,087)               9,926,319
 MATURITY                                         MARKET
   VALUE                                          VALUE
REPURCHASE AGREEMENT (4.3%)
 21,594,256   Investment in repurchase
                agreements in a joint trading
                account, purchased 4/30/97
                5.504%, maturing 5/1/97
                (Cost-- $21,591,000) (a)         21,591,000

TOTAL INVESTMENTS (101.1%)
  (COST-- $428,761,392)                       512,678,488

OTHER ASSETS AND LIABILITIES--
  NET [(1.1%)]                                (5,415,389)

NET ASSETS (100.0%)                          $507,263,099

(a) The repurchase agreement is fully collaterialized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.
(b) Non-income producing security.

SCHEDULE OF INVESTMENTS-- APRIL 30, 1997 (UNAUDITED)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward Foreign Currency Exchange Contracts to Sell:
                                                                                                              Net Unrealized
   Exchange                                                                 U.S. $ Value at    In Exchange    Appreciation/
     Date                           Contracts to Deliver                    April 30, 1997     for U.S. $     (Depreciation)
5/20/97                  4,382,807  Pound Sterling                            $ 7,101,055      $ 7,000,000      $ (101,055)
7/28/97                435,715,000  Japanese Yen                                3,478,329        3,500,000          21,671
                                                                              $10,579,384      $10,500,000      $  (79,384)

GEOGRAPHIC DIVERSIFICATION

The Fund may invest in securities principally traded in markets outside the United States. While investment in such securities is intended to reduce risk by providing further diversification, foreign investments involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. At April 30, 1997, the Fund had investments, excluding repurchase agreements, in the following countries:

                                      MARKET       PERCENT OF
COUNTRY                               VALUE        NET ASSETS
United States                      $425,721,762        84.0%
Brazil                               19,680,069         3.9%
Mexico                               17,456,255         3.4%
United Kingdom                       13,165,316         2.6%
Japan                                 7,279,316         1.4%
Netherlands                           6,721,972         1.3%
Taiwan                                1,062,798         0.2%
    Total                          $491,087,488        96.8%

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 10
KEYSTONE STRATEGIC GROWTH FUND (K-2)

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                            SIX MONTHS
                              ENDED
                          APRIL 30, 1997                                   YEAR ENDED OCTOBER 31,
                           (UNAUDITED)        1996       1995       1994       1993       1992       1991       1990       1989
NET ASSET VALUE BEGINNING
  OF PERIOD                     $8.68          $8.05      $7.54      $9.00      $7.60      $8.18      $6.52      $7.67      $6.53
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income
  (loss)                         0.01          (0.04)     (0.02)         0      (0.06)     (0.01)      0.08       0.08       0.16
Net gain (loss) on
  investments and foreign
  currency related
  transactions                   0.91           1.04       1.13       0.23       1.89       0.42       2.24      (0.80)      1.21
Total from investment
  operations                     0.92           1.00       1.11       0.23       1.83       0.41       2.32      (0.72)      1.37
LESS DISTRIBUTIONS FROM:
Net investment income               0          (0.01)         0          0          0      (0.01)     (0.16)     (0.18)     (0.18)
In excess of net
  investment income                 0              0          0          0      (0.03)     (0.05)         0          0          0
Net realized gain on
  investments and foreign
  currency related
  transactions                  (1.04)         (0.36)     (0.60)     (1.66)     (0.40)     (0.93)     (0.50)     (0.25)     (0.05)
In excess of net realized
  gain on investments and
  foreign currency related
  transactions                      0              0          0      (0.03)         0          0          0          0          0
Total distributions             (1.04)         (0.37)     (0.60)     (1.69)     (0.43)     (0.99)     (0.66)     (0.43)     (0.23)
NET ASSET VALUE END OF
  PERIOD                        $8.56          $8.68      $8.05      $7.54      $9.00      $7.60      $8.18      $6.52      $7.67
TOTAL RETURN (A)                11.23%         12.95%     15.05%      3.55%     24.97%      6.38%     38.77%    (10.05%)    21.74%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net
  assets:
  Total expenses                 1.25%(b)       1.91%      2.01%      1.73%      1.83%      1.58%      1.52%      1.65%      1.59%
  Total expenses,
    excluding indirectly
    paid expenses                1.24%(b)       1.90%      2.00%       N/A        N/A        N/A        N/A        N/A        N/A
  Net investment income
    (loss)                       0.20%(b)      (0.48%)    (0.25%)    (0.17%)    (0.57%)    (0.15%)     0.99%      1.64%      2.06%
Portfolio turnover rate            49%           156%       140%        68%        65%        62%        86%        30%        40%
Average commission rate
  paid                        $0.0362        $0.0042        N/A        N/A        N/A        N/A        N/A        N/A        N/A
NET ASSETS END OF PERIOD
  (THOUSANDS)                $507,263       $496,876   $491,610   $416,684   $403,693   $321,794   $339,359   $234,060   $329,994

                              1988
NET ASSET VALUE BEGINNING
  OF PERIOD                    $7.55
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income
  (loss)                        0.18
Net gain (loss) on
  investments and foreign
  currency related
  transactions                  0.19
Total from investment
  operations                    0.37
LESS DISTRIBUTIONS FROM:
Net investment income          (0.14)
In excess of net
  investment income                0
Net realized gain on
  investments and foreign
  currency related
  transactions                 (1.25)
In excess of net realized
  gain on investments and
  foreign currency related
  transactions                     0
Total distributions            (1.39)
NET ASSET VALUE END OF
  PERIOD                       $6.53
TOTAL RETURN (A)                7.73%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net
  assets:
  Total expenses                1.69%
  Total expenses,
    excluding indirectly
    paid expenses                N/A
  Net investment income
    (loss)                      2.14%
Portfolio turnover rate           89%
Average commission rate
  paid                           N/A
NET ASSETS END OF PERIOD
  (THOUSANDS)               $328,205

(a) Excluding contingent deferred sales charge (CDSC).

(b) Annualized

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)

ASSETS:
 Investments, at value
   (cost, $428,761,392)                         $512,678,488
 Foreign currency, at value (cost, $10,607)           10,529
 Cash                                                    634
 Dividends and interest receivable                   819,800
 Receivable for Fund shares sold                     596,052
 Unrealized appreciation on open forward
   foreign currency exchange contracts                21,671
 Receivable for foreign tax withheld                   9,648
 Prepaid expenses                                     79,112
   Total assets                                  514,215,934
LIABILITIES:
 Payable for investments purchased                 5,179,265
 Payable for Fund shares redeemed                  1,351,358
 Unrealized depreciation on open forward
   foreign currency exchange contracts               101,055
 Management fees payable                              16,234
 Distribution fees payable                           100,607
 Accrued expenses and other liabilities              204,316
   Total liabilities                               6,952,835
NET ASSETS                                      $507,263,099
NET ASSETS REPRESENTED BY:
 Paid-in capital                                $377,200,385
 Undistributed net investment income                 604,060
 Accumulated net realized gain on investments
   and foreign currency related transactions      45,622,990
 Net unrealized appreciation on investments
   and foreign currency related transactions      83,835,664
   Total net assets                             $507,263,099
NET ASSET VALUE PER SHARE
 Net assets of $507,263,099 4 59,279,661
   shares outstanding                                  $8.56

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME:
 Dividends (Net of foreign
   withholding taxes of $56,106)                    $ 3,082,525
 Interest                                               647,603
   Total income                                       3,730,128
EXPENSES:
 Management fee                      $1,524,140
 Distribution plan expenses             896,707
 Transfer Agent fees                    579,351
 Administration expenses                  8,604
 Custodian fees                         145,666
 Auditing and legal                      35,850
 Trustees' fees and expenses             16,085
 Registration fees                       15,306
 Printing                                 6,328
 Miscellaneous expenses                   6,350
   Total expenses                                     3,234,387
   Less: Expenses paid indirectly                       (22,341)
   Net expenses                                       3,212,046
 Net investment income                                  518,082
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY RELATED TRANSACTIONS:
 Net realized gain on:
   Investments                       45,268,632
   Foreign currency related
     transactions                       512,005
 Net realized gain                                   45,780,637
 Net change in unrealized
   appreciation (depreciation) on:
   Investments                        8,133,138
   Foreign currency related
     trasactions                          5,244
 Net change in unrealized
   appreciation                                       8,138,382
 Net realized and unrealized gain
   on investments and foreign
   currency related transactions                     53,919,019
 Net increase in net assets
   resulting from operations                        $54,437,101

PAGE 12
KEYSTONE STRATEGIC GROWTH FUND (K-2)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          SIX MONTHS
                                                                                            ENDED
                                                                                        APRIL 30, 1997       YEAR ENDED
                                                                                         (UNAUDITED)      OCTOBER 31, 1996
OPERATIONS:
  Net investment income (loss)                                                           $    518,082        $(2,412,617)
  Net realized gain on investments and foreign currency related transactions               45,780,637         70,337,618
  Net change in unrealized appreciation (depreciation)                                      8,138,382         (7,283,970)
     Net increase in net assets resulting from operations                                  54,437,101         60,641,031
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                                             0           (478,981)
  Net realized gain on investments and foreign currency related transactions              (59,854,493)       (22,079,862)
     Total distributions to shareholders                                                  (59,854,493)       (22,558,843)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                                                72,897,924         65,085,209
  Payments for shares redeemed                                                           (110,633,661)      (118,085,204)
  Net asset value of shares issued in reinvestment of distributions                        53,539,767         20,184,450
     Net increase (decrease) in net assets resulting from capital share transactions       15,804,030        (32,815,545)
     Total increase in net assets                                                          10,386,638          5,266,643
NET ASSETS:
  Beginning of period                                                                     496,876,461        491,609,818
  End of period [including undistributed net investment income as follows: April,
     1997-- $604,060 and October, 1996-- $85,978]                                        $507,263,099       $496,876,461

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Keystone Strategic Growth Fund (K-2) (the "Fund") is a Pennsylvania common law trust for which Keystone Investment Management Company ("Keystone") is the Investment Advisor and Manager. Keystone was formerly a wholly owned subsidiary of Keystone Investments, Inc ("KII") and is currently a subsidiary of First Union Keystone, Inc. First Union Keystone, Inc. is a wholly owned subsidiary of First Union National Bank of North Carolina which in turn is a wholly owned subsidiary of First Union Corporation ("First Union").
  The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end diversified management investment company. The Fund's investment objective is to provide shareholders with growth of capital. The Fund seeks to meet its objective principally through investments in a diversified group of domestic and foreign stocks.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. VALUATION OF SECURITIES

Investments are usually valued at the closing sales price or, in the absence of sales and for over-the-counter securities, the mean of bid and asked prices. Securities for which valuations are not available from an independant pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.
  Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market. Short-term investments maturing in more than sixty days are valued at current market value.

B. REPURCHASE AGREEMENTS

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone Funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.
  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in United States ("U.S.") dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date

PAGE 14
KEYSTONE STRATEGIC GROWTH FUND (K-2)

and subsequent sale trade date is included in realized gain (loss) on investment transactions.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date.

F. FEDERAL INCOME TAXES

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income or excise tax is required.

G. DISTRIBUTIONS

The Fund distributes net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.
  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax treatment of such distributions for the calendar year will be reported to shareholders prior to February 1, 1998.

2. CAPITAL SHARE TRANSACTIONS

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                           SIX MONTHS ENDED    YEAR ENDED
                            APRIL 30, 1997     OCTOBER 31,
                             (UNAUDITED)          1996
Shares sold                     8,473,565        8,012,349
Shares redeemed               (13,111,490)     (14,456,998)
Shares issued in
  reinvestment of
  distributions                 6,675,457        2,591,072
Net increase (decrease)         2,037,532       (3,853,577)

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the six months ended April 30, 1997 were $238,042,123 and $255,002,114, respectively.

4. DISTRIBUTION PLAN

The Fund bears some of the costs of selling its shares under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays its principal underwriter amounts which are calculated daily and paid monthly.
  On December 11, 1996, the Fund entered into a principal underwriting agreement with Evergreen Keystone Distributors, Inc. (formerly, Evergreen Fund Distributor, Inc.) ("EKD"), a wholly owned subsidiary of The BISYS Group, Inc. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (Formerly

Keystone Investment Distributors Company) ("EKIS"), a wholly owned subsidiary of Keystone, served as the Fund's principal underwriter.
  Under the Plan, the Fund pays a distribution fee which may not exceed 1.00% of the Fund's average daily net assets. Of that amount, 0.75% is used to pay distribution expenses and 0.25% may be used to pay service fees. During the six months ended April 30, 1997, EKD and/or EKIS were paid total distribution fees of $896,707, representing 0.35% (annualized) of the Fund's average daily net assets.
  Contingent deferred sales charges paid by redeeming shareholders may be paid to EKD or EKIS. During the six months ended April 30, 1997, the Fund received $55,412 in contingent deferred sales charges. Contingent deferred sales charges received by the Fund are used to reduce distribution fees.
  The Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund. However, after the termination of the Plan, and subject to the discretion of the Independent Trustees, payments to EKD and/or EKIS may continue as compensation for services which had been earned while the Plan was in effect.
  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.

5. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Under the terms of the investment advisory agreement dated December 11, 1996, Keystone serves as the investment adviser and manager to the Fund. Keystone provides the Fund with investment advisory and management services to the Fund. In return, Keystone is paid a management fee, computed daily and paid monthly, which is determined by applying percentage rates starting at 0.70% and declining as net assets increase to 0.35% per annum, to the average daily net asset value of the Fund. For the six months ended April 30, 1997, the management fee amounted to 0.59% (annualized) of the Fund's average daily net assets.
  Prior to December 11, 1996, Keystone Management, Inc. ("KMI"), a wholly owned subsidiary of Keystone, served as investment manager to the Fund and provided investment management and administrative services. Under an investment advisory agreement between KMI and Keystone, Keystone served as investment adviser and provided investment advisory and management services to the Fund. In return for its services, Keystone received an annual fee equal to 85% of the management fee received by KMI.
  During the six months ended April 30, 1997, the Fund paid or accrued $8,604 to Keystone for certain administrative services. Additionally, during the six months ended April 30, 1997, the Fund paid or accrued $579,351 to Evergreen Keystone Services Company ("EKSC") (formerly Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.
  Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

6. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. For the six months ended April 30, 1997, the Fund incurred total custody fees of $145,666 and received a credit of $22,341 pursuant to this expense offset arrangement, resulting in a net custody expense of $123,325. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

PAGE 16
KEYSTONE STRATEGIC GROWTH FUND (K-2)

ADDITIONAL INFORMATION

The Fund held a special meeting of shareholders on Monday, December 9, 1996. On October 18, 1996, the record date for the meeting, the Fund had 57,595,299 shares outstanding, of which 34,038,937 shares were represented at the meeting. The votes at the meeting were as follows:

PROPOSAL 1: TO ELECT THE FOLLOWING PERSONS AS TRUSTEE OF THE FUND:

                                      NUMBER OF SHARES
  NOMINEES FOR TRUSTEE            AFFIRMATIVE     WITHHELD
  Lawrence B. Ashkin                33,250,226      788,711
  Frederick Amling                  33,274,742      764,195
  Charles A Austin, III             33,281,814      757,123
  Foster Bam                        33,268,815      770,122
  George S. Bissell                 33,268,509      770,428
  Edwin D. Campbell                 33,269,094      769,843
  Charles F. Chapin                 33,279,171      759,766
  K. Dun Gifford                    33,277,354      761,583
  James S. Howell                   33,263,724      775,213
  Leroy Keith, Jr.                  33,284,589      754,348
  F. Ray Keyser                     33,263,442      775,495
  Gerald M. McDonnell               33,280,795      758,142
  Thomas L. McVerry                 33,273,004      765,933
  William Walt Pettit               33,283,652      755,285
  David M. Richardson               33,288,689      750,248
  Russell A Salton, III M.D.        33,274,302      764,635
  Michael S. Scofield               33,280,387      758,550
  Richard J. Shima                  33,285,738      753,199
  Andrew J. Simons                  33,262,399      776,538

PROPOSAL 2: TO APPROVE AN INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN
            KEYSTONE INVESTMENT MANAGEMENT COMPANY AND THE FUND:

  Affirmative            33,388,099
  Against                   620,544
  Abstain                 1,030,294

                                    KEYSTONE
                                 FAMILY OF FUNDS
                                       *
                              Balanced Fund (K-1)
                          Diversified Bond Fund (B-2)
                          Growth and Income Fund (S-1)
                          High Income Bond Fund (B-4)
                            International Fund Inc.
                                  Liquid Trust
                           Mid-Cap Growth Fund (S-3)
                         Precious Metals Holdings, Inc.
                            Quality Bond Fund (B-1)
                        Small Company Growth Fund (S-4)
                          Strategic Growth Fund (K-2)
                                 Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone funds, contact your financial adviser or call Evergreen Keystone.

    (Evergreen Keystone
       FUNDS Logos)


   P.O. Box 2121
   Boston, Massachusetts 02106-2121

K2-R REV01
6/97

                                  KEYSTONE
                                (Photo Here)

                                  STRATEGIC
                              GROWTH FUND (K-2)

                             (Evergreen Keystone
                                 FUNDS Logos)

                             SEMI-ANNUAL REPORT
                               APRIL 30, 1997